UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 7, 2011

GENTOR RESOURCES, INC.

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(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-130386 (Commission file number)	20-267977 (IRS Employer Identification Number)

1 First Canadian Place, Suite 7070

100 King Street West

Toronto,  Ontario M5X 1E3

Canada

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(Address of principal executive offices)

(416) 366-2221

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(Registrant’s telephone number, including area code)

n/a

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(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

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Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-looking Statements

This Form 8-K may contain “forward looking” statements or statements which arguably imply or suggest certain things about our future.  Statements, which express that we “believe”, “anticipate”, “expect”, or “plan to”, as well as, other statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements.  We do not intend to update these forward looking statements.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(b) - Resignation of Officer:

Effective as of April 7, 2011, Kitt M. Dale (“Dale”) resigned as the Secretary of Gentor Resources, Inc., a Florida corporation (the “Company”). The decision of Dale to resign from the foregoing position did not arise from any disagreement with the Company.

(c) - Appointment of New Officer:

Effective as of April 7, 2011, and in light of the resignation of Dale as the Secretary of the Company, the Board of Directors appointed Geoffrey G. Farr (“Farr”) to serve as the Secretary of the Company until the earlier of his resignation or removal.

Farr, who is 44 years old, holds a LL.B. from the University of Ottawa and a B.Comm. from Queen’s University. From February 2011 to the present, Farr has served as Vice President, General Counsel of Banro Corporation (a gold exploration and development company listed on the NYSE Amex and on the Toronto Stock Exchange (the “TSX”)) and as in-house legal counsel to each of Loncor Resources Inc. (a gold exploration company listed on the TSX Venture Exchange (the “TSXV”)) and the Company.  Prior to February 2011, Farr practiced corporate and securities law in Toronto for  17 years (including 11 years as a partner of the law firm Macleod Dixon LLP), which included extensive experience in representing public companies.

Besides serving as the Secretary of the Company, Farr also currently serves as the Secretary of each of Banro Corporation and Loncor Resources Inc., and as the Secretary and a director of BRC DiamondCore Ltd. (a diamond exploration company listed on the TSX and the JSE in South Africa).  From March 2000 to October 2009, Farr also served as a director of Loncor Resources Inc. and its predecessor, Nevada Bob’s International Inc. (an international licensor which was listed on the TSXV).

In light of Farr’s previous business experience as a corporate and securities attorney and as Secretary of other public companies, the Board of Directors of the Company believes Farr is qualified to serve as the Secretary of the Company.

(e) - Summary of Compensatory Arrangement with New Officer:

The material terms of the employment agreement by which Farr will serve as the Secretary of the Company are  summarized as follows: Farr is to provide legal and corporate secretarial services to the Company until February 1, 2014, at which time his services could be extended pursuant to the mutual agreement between Farr and the Company.  As compensation for his services, Farr will earn a salary of US$8,333.33 per month.  The Company has also agreed to provide Farr with 100,000 stock options, the exercise price and terms of which shall be determined by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Dated: April 14, 2011

Gentor Resources, Inc.

/s/ Peter Ruxton

By: Peter Ruxton, President and Chief Executive Officer